UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2005

Interactive Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-27385	35-1933097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 7601 Interactive Way

Indianapolis, IN  46278

(Address of Principal Executive Offices)

317-872-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2005, Interactive Intelligence, Inc. (the “Company”) entered into a Patent License Agreement, dated January 14, 2005, with AudioFAX IP LLC.  Under the Patent License Agreement, AudioFAX grants to the Company a non-exclusive license to use certain fax-related patents owned by AudioFAX in products licensed by the Company.

Pursuant to the Patent License Agreement, the Company will pay to AudioFAX initial fees of $300,000.  The Company may also pay AudioFAX up to an additional $725,000 in license fees.

The Company intends to file the Patent License Agreement as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc.
(Registrant)

Date: January 14, 2005	By:	/s/ Stephen R. Head
Stephen R. Head
Chief Financial Officer, Vice President of
Finance and Administration, Secretary and
Treasurer